United States Steel Corporation Fourth Quarter and Full-Year 2016 Earnings Presentation January 31, 2017 © 2011 United States Steel Corporation

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Forward-looking Statements These slides and remarks are being provided to assist readers in understanding the results of operations, financial condition and cash flows of United States Steel Corporation for the fourth quarter and full-year of 2016. They should be read in conjunction with the consolidated financial statements and Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K filed with the Securities and Exchange Commission. This presentation contains information that may constitute “forward-looking statements” within the meaning of Section 27 of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward- looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will” and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume growth, share of sales and earnings per share growth, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward- looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward- looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2015, and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its Consolidated Subsidiaries. United States Steel Corporation

Explanation of Use of Non-GAAP Measures We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, earnings (loss) before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are all non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. Net debt is a non-GAAP measure calculated as total debt less cash and cash equivalents. We believe net debt is a useful measure in calculating enterprise value. We believe that EBITDA considered along with the net earnings (loss), is a relevant indicator of trends relating to cash generating activity and provides management and investors with additional information for comparison of our operating results to the operating results of other companies. Both EBITDA and net debt are used by analysts to refine and improve the accuracy of their financial models which utilize enterprise value. Adjusted net earnings (loss) and adjusted net earnings (loss) per diluted share are non-GAAP measures that exclude the effects of restructuring charges, impairment charges, losses associated with U. S. Steel Canada Inc., losses on debt extinguishment, certain postemployment actuarial adjustments, and charges for deferred tax asset valuation allowances that are not part of the Company’s core operations. Adjusted EBITDA is also a non-GAAP measure that excludes the effects of restructuring charges, impairment charges, losses associated with U. S. Steel Canada Inc., and certain postemployment actuarial adjustments. We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations, particularly cash generating activity, by excluding the effects of restructuring charges, impairment charges, losses on debt extinguishment, certain postemployment actuarial adjustments, charges for deferred tax asset valuation allowances, and losses associated with non-core operations that can obscure underlying trends. U. S. Steel’s management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors, many of which use adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA as alternative measures of operating performance. Additionally, the presentation of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance, because management does not consider the adjusting items when evaluating the Company’s financial performance or in preparing the Company’s annual financial outlook. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA should not be considered a substitute for net earnings (loss), earnings (loss) per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. United States Steel Corporation

United States Steel Corporation 2017 Outlook If market conditions, which include spot prices, raw material costs, customer demand, import volumes, supply chain inventories, rig counts and energy prices, remain at their current levels, we expect: • 2017 net earnings of approximately $535 million, or $3.08 per share, and EBITDA of approximately $1.3 billion; • Results for our Flat-Rolled, European, and Tubular segments to be higher than 2016; • To be cash positive for the year, primarily due to improved cash from operations; and • Other Businesses to be comparable to 2016 and approximately $50 million of postretirement benefit expense. We believe market conditions will change, and as changes occur during the balance of 2017, our net earnings and EBITDA should change consistent with the pace and magnitude of changes in market conditions.

6 We are starting 2017 with much better market conditions than we faced at the beginning of 2016. Our Carnegie Way transformation efforts over the last three years have improved our cost structure, streamlined our operating footprint and increased our customer focus. These substantive changes and improvements have increased our earnings power. While we will benefit from improved market conditions, they continue to be volatile and we must remain focused on improving the things that we can control. Pursuing our safety objective of zero injuries, revitalizing our assets, and driving innovation that creates differentiated solutions for our customers remain our top priorities. See the Appendix for the reconciliation of the Outlook net earnings to EBITDA.

Carnegie Way – Accumulating Benefits 55% 12% United States Steel Corporation $745 million of Carnegie Way benefits realized in 2016 • Flat-Rolled $551 • U. S. Steel Europe $124 • Tubular $ 62 • Other Businesses $ 8 2016 is now the new base year for comparison $150 million of carryover impact in 2017 from projects that were implemented at various points throughout 2016

8 We continue to increase our capabilities and train more of our employees on our Carnegie Way methodologies to support our growing pipeline of projects and accelerate the pace of project completion, allowing for it to be more self-sustaining. The Carnegie Way methodology remains a powerful driver of new value creating projects as our employees gain better insight into the potential sources of new opportunities. Including benefits from projects completed during the fourth quarter, our full-year benefits in 2016 as compared to 2015 as the base year were $745 million dollars, and reflects the tremendous effort from all of our employees. 2016 is now our base year for measuring our progress and we are starting 2017 with $150 million in Carnegie Way benefits from projects that we implemented throughout 2016. Carnegie Way benefits in 2016 include significant contributions from: • overhead reduction efforts at our Headquarters and operating facilities; • yield improvements at raw materials, steel producing and finishing operations; and • improved blast furnace fuel mix and usage rates in both our Flat-Rolled and European segments. Our pace of progress on The Carnegie Way transformation continues to exceed our expectations. The continuing benefits are improving our ability to earn the right to grow and then drive sustainable profitable growth over the long-term as we deal with the cyclicality and volatility of the global steel industry. With over 4,000 active projects, we have many opportunities ahead of us.

United States Steel Corporation Flat-Rolled Auto sales set new record in 2016 Appliance unit shipments up 5.6% in 2016 according to the Association of Home Appliance Manufacturers (AHAM6) The December Architectural Billing Index (construction leading indicator) at its highest level in 18 months Carbon flat-rolled inventory increased 3.4% in December compared to November, only 45% of the average December inventory build between 2009- 2014 U. S. Steel Europe V4** car production is expected to grow 4% in 1Q compared to 1Q 2016 Appliance sector in Central Europe expected to grow 0.8% in 1Q versus 4Q, while the broader EU is expected to decline 2.1% EU construction grew 2% in 2016 – 1Q growth is expected at 0.6% compared to 1Q 2016 Tubular Increased drilling rates during 4Q WTI oil prices averaged $49/barrel in 4Q OCTG inventory continues to decline – months supply is below 6 – lowest level since 1Q 2015 Imports of OCTG remain high Market Updates* Major industry summary and market fundamentals ** Visegrad Group – Czech Republic, Hungary, Poland and Slovakia *See Appendix for additional detail and data sources.

10 We constantly monitor trends in the markets we serve, and receive updates in those markets directly from our customers as well as external publications. This information indicates: • The U.S. automotive market set a new sales record in 2016 of 17.5 million units. January 2017 auto inventories remain in-line with the five year average. • MSCI data suggests carbon flat-rolled inventory build in December was only half of what it is normally. • Rig counts continue to climb higher in 1Q. Oil prices have remained above $50/barrel throughout January. Low selling prices remain a significant headwind. • In Europe, modest growth is expected in the first quarter of 2017 compared to the prior year in key end-markets including automotive, tin, and construction. The appliance market is expected to be mixed in the first quarter compared to the fourth quarter, as central Europe will likely see slight growth, while the EU as a whole could decline.

United States Steel Corporation Business Update Steelmaking facilities Flat-Rolled finishing facilities Iron ore mining facilities Tubular facilities U. S. Steel Europe Operating updates

12 We had several significant changes to our operating configuration in the fourth quarter as we announced the restart of certain facilities in our Flat-Rolled segment and the permanent shutdown of certain facilities in our Tubular segment. In our Flat-Rolled segment, we are in the process of adjusting our hot strip mill operating configuration to support our asset revitalization plan. We currently expect to begin converting slabs on the hot strip mill at Granite City Works in mid-February. We are making this adjustment to our hot strip mill operating configuration to provide better alignment with customer needs and improve service while increasing the pace of our asset revitalization plan. We plan to take periodic outages at hot strip mills at Gary, Great Lakes and Mon Valley Works to improve the capabilities, productivity and reliability of those hot strip mills. We are currently operating the steelmaking and finishing facilities at our Gary, Great Lakes and Mon Valley Works. We continue to operate finishing facilities at our Granite City Works, and expect the hot strip mill to begin converting slabs in mid-February. We continue to operate the finishing facilities at our Fairfield, Midwest, East Chicago, and Fairless Hills locations. We continuously review market conditions and the restart of idled facilities in the context of sustainable increases in steel demand that would support operating rates at profitable levels. At our Flat-Rolled segment iron ore mining operations, we continue to operate our Minntac facility and we are in the process of restarting our Keetac facility to fulfill pellet supply agreements we have entered into with third parties. We currently expect to start producing pellets at Keetac in early March. While we are starting to see some recovery in the energy markets, our Tubular operations continue to face very difficult market conditions. We announced the permanent shutdown of the #4 seamless mill at Lorain, the #1 welded mill at Lone Star, and the welded mill at Bellville. We are currently operating the seamless mill at Fairfield and the #3 seamless mill at Lorain, the #2 welded mill at Lone Star remains idled at this time. We have included an updated description of our Tubular operations in the Appendix of this presentation that shows the capacities and size ranges for our current operating configuration. Our European operations are seeing stable market conditions and are running at high levels at this time.

Carnegie Way transformation Phase 1: Earning the right to grow: • Economic profits • Customer satisfaction and loyalty • Process improvements and focused investment Phase 2: Driving profitable growth with: • Innovation and technology • Differentiated customer solutions • Focused M&A Strategic Approach United States Steel Corporation

14 Our sights are set firmly on our future – a future we believe is filled with many exciting opportunities. All of those opportunities are made possible by our thoughtful, disciplined approach to transforming our company through what we call The Carnegie Way. The Carnegie Way is the framework for who we want – and need – to be as a company and how we can get there. At its heart, The Carnegie Way is about creating real and sustainable value for all of our stakeholders. It’s about differentiating ourselves from our competition through the development of innovative products, processes and approaches to doing business; to be a true business partner and solutions provider to our customers. It’s also about creating a culture that is rooted in time-tested principles and commitment to collaboration, accountability and results at all levels. Our Carnegie Way transformation is a true journey, not a sprint. We have now completed the third year of our transformation and our progress continues to exceed expectations. The hard work of The Carnegie Way transformation is translating into stronger financial results and better performance for our investors, customers, and employees. Our aspiration to become sustainably profitable, of earning economic profit across the cycle and being profitable across the trough remains unchanged, and The Carnegie Way is helping us get closer to that goal. At the beginning of our journey we identified the three areas we needed to address to achieve our goal: 1) reduce our fixed costs and create a more flexible cost structure 2) improve the capabilities, productivity and reliability of our facilities 3) improve our product mix by creating differentiated solutions for our customers On the next two pages we will highlight the asset revitalization plan we are implementing to accelerate the pace of progress on improving the capabilities, productivity and reliability of our facilities.

Asset revitalization plan A comprehensive plan to: • Improve our profitability and competitiveness • Meet the increasing expectations of our customers A structured and flexible plan: • Smaller and less complex projects to reduce execution risk • Adaptable to changing business conditions Multi-year implementation timeline to: • Minimize disruptions to our operations • Ensure we continue to support our customers Carnegie Way transformation United States Steel Corporation

16 Our asset revitalization plan is a comprehensive investment plan, anchored in The Carnegie Way, to improve our profitability and competitiveness through projects designed to improve product capability and quality, and our operating reliability, efficiency and cost. The program focus is on investments in our existing Flat-Rolled segment assets, our people, and our processes. This targeted investment program will ensure maximum impact to our stockholders, customers and employees. The performance expectations of our customers are constantly increasing, and we need to be investing in our assets at a pace that will allow us to keep up with these increasing standards. On the quality side, we need to reduce our existing diversion, retreat and claim rates, and on the delivery side, consistency is the key. We will increase our spending on critical infrastructure in order to reduce major events that disrupt our entire supply chain, and to reduce our unplanned downtime and improve our reliability centered maintenance capabilities. Importantly, while this is a large program, the majority of projects are not large, complex projects. Forty percent of the total program spend is expected to be on projects that cost less than $10 million, and sixty percent of the total program spend is expected to be on projects that cost less than $20 million. This means that assumptions are more accurate, and projects are easier to execute. Due to the smaller nature of many of the projects, we do not have to complete the entire program in order to start seeing benefits. Also, by breaking the program down into a series of smaller projects we have greater flexibility to adjust the scope and pace of project implementation based on changes in business conditions. In order to ensure that we obtain the desired results from our asset revitalization efforts, it was necessary to properly plan and schedule a large number of projects. The development and scheduling of these projects required the input and coordinated efforts of hundreds of people from across the Flat-Rolled segment footprint. Once the project portfolio was prepared and optimized, actual implementation efforts needed to be coordinated with production and maintenance schedules to minimize the disruption to production operations. The work requires outages on many facilities and we are making sure we can support our customers at the same time as we revitalize our assets. As a result, we expect the implementation schedule will stretch over a period of at least three years. We currently expect our investment in asset revitalization in 2017 to be approximately $200 million higher as compared to 2016. As noted above, we have the ability to adjust the scope and pace of implementing our plan based on changes in business conditions, so we are not in a position to speculate on annual investments in future years at this time.

Asset revitalization plan A comprehensive plan to: • Improve our profitability and competitiveness • Meet the increasing expectations of our customers A structured and flexible plan: • Smaller and less complex projects to reduce execution risk • Adaptable to changing business conditions Multi-year implementation timeline to: • Minimize disruptions to our operations • Ensure we continue to support our customers Carnegie Way transformation United States Steel Corporation

18 Our asset revitalization plan is not just sustaining capital and maintenance spending; these projects will deliver both operational and commercial benefits, with most of the benefits coming from operational improvements. The commercial benefits we expect to realize will be driven primarily by things we can control, such as better product quality, improved delivery performance, and increased throughput on constrained assets. After we complete our full asset revitalization plan, we will have well maintained facilities with a strong core infrastructure, and strong reliability centered maintenance organizations. We will deliver products to our customers with improved reliability and quality. Executing this plan is a critical milestone in The Carnegie Way journey to take us from “earning the right to grow” to “driving and sustaining profitable growth.”

Proactive efforts to reduce risk Strengthening our cash and liquidity position Improving our debt maturity profile Reducing our exposure to defined benefit pension plans Minimizing market risk related to OPEB Reducing risk United States Steel Corporation

20 We took significant actions in 2016 to improve the risk profile of our company, and we continued to proactively manage our exposure to our legacy obligations.

Cash from Operations $ Millions 3Q 2016 2Q 2016 1Q 2016 FY 2016 4Q 2016 Total Estimated Liquidity $ Millions YE 2015 YE 2014 YE 2013 YE 2016 Financial Flexibility United States Steel Corporation Cash and Cash Equivalents $ Millions Net Debt $ Millions YE 2013 YE 2014 YE 2015 YE 2016 YE 2013 YE 2014 YE 2015 YE 2016 Increased cash and liquidity from equity issuance, improved operating results and continued working capital reductions Strong cash and liquidity positions Refinancing of near- term debt maturities and equity issuance improved financial flexibility and reduced refinancing risk Note: For reconciliation of non-GAAP amounts see Appendix Lowest net debt since 2Q 2009

22 We ended 2016 with $1.5 billion of cash and total liquidity of $2.9 billion. We generated cash from operations of $727 million and reduced working capital by $596 million in 2016. The working capital reduction in 2016 was primarily driven by improved inventory management. This is the second straight year that we have made significant improvements in our working capital management. In 2015, we reduced working capital by $551 million, primarily driven by improvements in our accounts receivable and accounts payable management. Since the end of 2014, our cash conversion cycle has improved by 22 days. Our net debt at the end of 2016 was $1.5 billion, its lowest level since the second quarter of 2009. Maintaining strong cash and liquidity is a competitive advantage for us given the volatility in the steel industry. While working capital and capital spending are two areas we control that can have the greatest impact on our cash and liquidity position, we are working to identify and maximize cash benefits in all areas. We are working to strengthen our balance sheet and we are constantly evaluating all options to improve our position so that we are prepared to act quickly when the right opportunity presents itself.

Financial Flexibility $50 $165 $59 $435 $1,184 $410 $766 $2,899 $ millions 12/31/15 Liquidity & Debt Maturity Profile Strong liquidity & reduced near-term refinancing risks United States Steel Corporation

24 This chart shows how our liquidity position and debt maturity profile improved from year-end 2015 to year-end 2016. Our debt maturity profile has substantially improved. Our Secured Debt offering and Equity capital markets actions during 2016 bolstered liquidity and addressed near-term financing risks. In May of 2016, we issued $980 million of Secured Notes due in 2021, and retired $944 million of debt scheduled to mature in 2017, 2018, 2020 and 2021. We also purchased $88 million of our Senior Notes during 2016 as a part of our liability management program to de-leverage the balance sheet longer term. In August of 2016, we issued 21.7 million shares of stock, receiving net proceeds of approximately $482 million.

Pension Expense and funded status Participants by Type of Plan Type of Plan 12/31/2003 12/31/2016 Increase/ (Decrease) Defined Benefit 15,574 4,710 (10,864) Multiemployer 6,043 9,730 3,687 Defined Contribution 1,627 3,535 1,908 Total 23,244 17,975 (5,269) Major Assumptions: Discount rate expense: 4.50% for 2012, 3.75% for 2013, 4.50% for 2014, 3.75% for 2015, 4.25% for 2016, and 4.00% for 2017E Expected rate of return on assets: 7.75% in U.S. & 7.25% in Canada for 2012 through 2014, 7.50% in U.S. for 2015 and 2016, for 2017E: 7.25% Includes U. S. Steel Canada up until the deconsolidation on September 16, 2014 Pension – Benefit Obligations $ Billions Pension – Underfunded Status $ Billions Pension – Service Cost $ Millions 2012 2013 2014 2015 2016 2012 2013 2014 2015 2016 2012 2013 2014 2015 2016 Pension – Expense $ Millions 2012 2013 2014 2015 2016 2017E United States Steel Corporation

26 Our exposure to defined benefit pensions continues to decrease. We closed our main defined benefit pension plan to new participants in 2003. At the end of 2003, 67% of our North American employees were in defined benefit pension plans and 33% were in either a multiemployer plan (represented employees) or defined contribution plans (non-represented employees). We make defined contributions to the multiemployer plan as specified in our collective bargaining agreements. As of the end of 2016, only 26% of our active North American employees remain in defined benefit pension plans. As the number of employees participating in defined benefit pension plans has decreased, our pension expense and pension benefit obligations have also decreased. Our pension expense continues to decrease as service costs drop as the number of participants in our defined benefits pension plan decline. The significant decrease in service costs in 2016 was the result of our decision to implement a hard freeze on benefit accruals for all non-represented employees that remained in our defined benefit pension plans at the end of 2015. The large decrease in pension benefit obligations over the last five years has significantly reduced the market risk associated with our defined benefit pension plans. We currently do not have any mandatory contributions for our defined benefit pension plans, the continuing improvement in our funded status and our history of making voluntary contributions, reduces the potential for mandatory contributions in future years.

OPEB Expense and funded status Major Assumptions: Discount rate expense: 4.50% for 2012, 3.75% for 2013, 4.50% for 2014, 3.75% for 2015, 4.25% for 2016, and 4.00% for 2017E Expected rate of return on assets: 7.75% in U.S. & 7.25% in Canada for 2012 through 2014, 7.50% in U.S. for 2015 and 2016, for 2017E: 3.25% Includes U. S. Steel Canada up until the deconsolidation on September 16, 2014 OPEB – Expense $ Millions 2012 2013 2014 2015 2016 OPEB – Benefit Obligations $ Billions 2012 2013 2014 2015 2016 OPEB – Service Cost $ Millions 2017E OPEB – Underfunded Status $ Billions 2012 2013 2014 2015 2016 2012 2013 2014 2015 2016 United States Steel Corporation

28 The risks associated with our OPEB obligations have decreased significantly over the last five years. Our OPEB benefits obligations and service costs have decreased approximately 40% and 30%, respectively, since 2012. Over the same period the funded status of our OPEB benefit obligations has increased from 44% to 82%. In 1994, we created a Voluntary Employees’ Beneficiary Association Trust (VEBA) to hold assets to be used to fund future retiree healthcare and life insurance benefits associated with our United Steelworkers represented population. Over the years, through a combination of company contributions and investment returns, our VEBA assets have grown to approximately $2 billion dollars. These assets are required to be used exclusively to pay retiree benefits. We have a reasonable degree of certainty regarding the future cash outflows from the VEBA to pay retiree benefits. The VEBA assets had previously been invested approximately 60% in equities and 40% in bonds. Based on the overfunded status of the VEBA, significant exposure to equities is no longer prudent and we recently took steps to invest in high quality Corporate and Government bonds whose maturities approximate the projected cash outflows of the VEBA. This is part of our on-going risk mitigation activities. The VEBA assets are currently invested approximately 80% in bonds with maturities out through approximately 2046. Based on this shift in the investment portfolio of the VEBA assets, we have lowered our Return on Asset (ROA) assumption from 7.5% to 3.25%. As a result of this reduction in our ROA assumption, our OPEB expense will increase by approximately $83 million in 2017 as compared to 2016.

Segment Earnings (Loss) Before Interest and Income Taxes $ Millions Adjusted EBITDA $ Millions 4Q 2016 2Q 2016 1Q 2016 1Q 2016 2Q 2016 3Q 2016 Note: For reconciliation of non-GAAP amounts see Appendix 2Q 2016 1Q 2016 3Q 2016 Fourth Quarter and Full-Year 2016 Results United States Steel Corporation Adjusted Net Earnings (Loss) $ Millions 1Q 2016 2Q 2016 4Q 2016 Improved earnings despite commercial headwinds 3Q 2016 FY 2016 4Q 2016 FY 2016 3Q 2016 FY 2016 4Q 2016 FY 2016 Positive adjusted EBITDA despite lowest full-year average realized price since 2004 Reported Net Earnings (Loss) $ Millions Continued progress on higher value add product mix improving margins

We reported a net loss of $105 million, or $0.61 per diluted share, for the fourth quarter. For the full-year, we reported a net loss of $440 million, or $2.81 per diluted share We reported operating income for the fourth quarter of $62 million at the segment level, due primarily to positive results from our Flat-Rolled and European segments, partially offset by weakness in our Tubular segment. We reported a segment operating loss for 2016 of $59 million, as continued weakness in the energy markets negatively impacted our Tubular segment, and our Flat- Rolled segment faced lower volumes and lower average realized prices. EBITDA, adjusted to exclude unfavorable charges totaling $152 million, was $211 million for the fourth quarter. Adjusted EBITDA for 2016 totaled $510 million, which excludes unfavorable adjustments totaling $168 million. Our fourth quarter results were weaker than the third quarter in part due to volume constraints in our Flat-Rolled segment resulting from planned outages as part of our asset revitalization plan. Also negatively impacting the quarter were lower average realized prices, particularly in our Flat-Rolled and Europe segments. For the full-year 2016, we were subject to commercial headwinds across all three segments, but we were able to offset a significant portion of those with $745 million of additional Carnegie Way benefits realized in 2016.

Earnings (Loss) Before Interest and Income Taxes $ Millions Average Realized Prices $ / Ton 1Q 2016 2Q 2016 3Q 2016 Fourth Quarter and Full-Year 2016 Flat-Rolled Segment 1Q 2016 2Q 2016 3Q 2016 Shipments Net tons (Thousands) 1Q 2016 2Q 2016 4Q 2016 United States Steel Corporation EBITDA $ Millions 1Q 2016 2Q 2016 3Q 2016 4Q 2016 FY 2016 4Q 2016 FY 2016 4Q 2016 FY 2016 3Q 2016 FY 2016 Improved second half as headwinds began to decrease Average selling prices to improve in the first quarter due to better spot and contract pricing Improved results in 2016 despite lower volumes and average realized prices compared to 2015 Note: For reconciliation of non-GAAP amounts see Appendix

32 Fourth quarter results for our Flat-Rolled segment declined as compared with the third quarter primarily due to a decrease in average realized prices, fewer shipments, as well as increased outage spending. Planned outages as part of our previously announced asset revitalization process limited the amount of tons we could ship in the quarter. Full-year Flat-Rolled segment results for 2016 improved from 2015 largely due to lower raw material costs, lower spending, and benefits provided by our Carnegie Way efforts. These improvements were partially offset by lower average realized prices and shipments.

Loss Before Interest and Income Taxes $ Millions Average Realized Prices $ / Ton 1Q 2016 2Q 2016 3Q 2016 Fourth Quarter and Full-Year 2016 Tubular Segment 1Q 2016 2Q 2016 3Q 2016 Shipments Net tons (Thousands) 1Q 2016 2Q 2016 3Q 2016 United States Steel Corporation EBITDA $ Millions 1Q 2016 2Q 2016 3Q 2016 4Q 2016 FY 2016 4Q 2016 FY 2016 4Q 2016 FY 2016 4Q 2016 FY 2016 Energy market conditions remain challenging Historically low utilization levels and low prices continue to negatively impact the segment Imports remain at high levels Note: For reconciliation of non-GAAP amounts see Appendix

34 Fourth quarter results for our Tubular segment declined as compared with the third quarter largely due to an unfavorable lower of cost or market (LCM) adjustment for obsolete inventory related to the prolonged downturn in the energy markets. Full-year 2016 results for our Tubular segment decreased from 2015 due to a combination of lower average realized prices and shipments, as well as the LCM adjustment for obsolete inventory, only partly offset by lower substrate costs and improved spending.

Earnings (Loss) Before Interest and Income Taxes $ Millions Average Realized Prices $ / Ton 1Q 2016 2Q 2016 3Q 2016 Fourth Quarter and Full-Year 2016 U. S. Steel Europe Segment 1Q 2016 2Q 2016 3Q 2016 Shipments Net tons (Thousands) 1Q 2016 2Q 2016 3Q 2016 United States Steel Corporation EBITDA $ Millions 1Q 2016 2Q 2016 3Q 2016 4Q 2016 FY 2016 4Q 2016 FY 2016 4Q 2016 FY 2016 4Q 2016 FY 2016 Europe continues its strong operating performance Note: For reconciliation of non-GAAP amounts see Appendix Highest annual segment EBITDA since 2008 Improving results despite lowest average realized prices since 2003.

36 Fourth quarter results for our European segment declined as compared with the third quarter primarily due to rising raw material costs, particularly for coking coal and iron units. These adverse impacts were partially offset by increased shipments and reduced spending. Full-year European segment results for 2016 improved from 2015 due to lower raw materials and energy costs along with better operating efficiencies from running at higher utilization rates, partially offset by lower average realized prices.

Source: Company Filings Flat-Rolled Segment Average realized prices below post-financial crisis average with increased profitability Flat-Rolled Segment $ / short ton United States Steel Corporation

38 The Flat-Rolled segment chart above highlights our improving earnings power despite lower average realized prices. The decisions we have made to exit unprofitable businesses, aggressively address our cost structure, optimize our facility footprint for current market conditions, and generally address the things we can control, is resulting in a more profitable business. Our average realized price is just beginning to move towards our average levels since the financial crisis started in 2008, yet our EBITDA/ton is significantly higher. In pursuit of higher margins, we have also moved our product mix up the value chain. We remain focused on value, not volume.

© 2011 United States Steel Corporation Appendix United States Steel Corporation

Major end markets summary Flat-Rolled Segment United States Steel Corporation Automotive December sales increase to 18.3 million SAAR, best month since 2005. 2016 sales of 17.5 million set new record, beating 2015 by 0.6%. January 1 inventory falls 11 days from December to 62 days, and remains in line with typical days supply on hand levels the last five years to begin 2017. Industrial Equipment With the 2016 raw material increase and infrastructure possibilities, there is sentiment that this end market might be at the low point and could slowly begin to improve as 2017 progresses. Tin Plate Based on December preliminary data, 2016 tin mill product imports top 1.1 million tons for the year, up approximately 17% year over year (y-o-y), and place imports as larger than any single domestic supplier. Domestic mill shipments are down 12% through November, yet AISI data shows that for the first time in 2016, domestic producers shipped more material than the year ago month. Appliance December major appliance unit shipments increased by 14% y-o-y; up 14% m-o-m AHAM6 shipments total 46.3 million units in 2016, up 5.6% y-o-y. Pipe and Tube Structural tubing demand tracking with changes in flat-rolled market and improved construction market; sentiment good going into 2017. Any OCTG optimism that develops with increasing rigs counts seems to be offset by high pipe imports. Line pipe inquiry activity has improved slightly. Construction November construction spending increased 0.9% to a $1.2 trillion SAAR, the best rate in 10 years. The November Housing Market Index score of 70 is best since Jul 2005. Dodge Momentum Index score of 136.7 is best since 2007, supporting better Non-Res demand in 2017. December Architectural Billing Index increases 10.5% to 55.9; highest level in 18 months. Service Center December shipments fell 15.7% month-over-month to lowest December since 2012. However, carbon flat-rolled inventory only increased 3.4% month-over-month (m-o-m) in December, which is only 45% of the average December inventory build between 2009 – 2014. Months supply of 2.7 months to begin 2017, and is 819,000 fewer tons versus year ago period. Sources: Wards / AHAM / US DOC / Customer Reports / AISI / US Census Bureau / FW Dodge / Dept of Commerce / AIA / MSCI / worldsteel

Market industry summary Tubular Segment United States Steel Corporation Sources: Baker Hughes, US Energy Information Administration, Preston Publishing, Internal Oil Directed Rig Count U.S. energy companies continued to increase drilling rates during 4Q. The oil directed rig count averaged 470 during 4Q, an increase of 21% quarter over quarter (q-o-q). As of January 27, 2017, there were 566 active oil rigs. Gas Directed Rig Count Improving natural gas market fundamentals and outlook resulted in increased drilling during 4Q. The natural gas directed rig count averaged 116 during 4Q, an increase of 32% q-o-q. As of January 27, 2017, there were 145 active natural gas rigs. Natural Gas Storage Level The y-o-y surplus of gas in storage changed into a deficit during 4Q. As of January 20, 2017, there was 2.8 Tcf of natural gas in storage, down 11% y-o-y. Oil Price The West Texas Intermediate oil price averaged $49 per barrel during 4Q, up $4 or 10% q-o-q. Prices have remained above $50 per barrel since December 2016. Natural Gas Price The Henry Hub natural gas price averaged $3.04 per million btu during 4Q, up $0.16 or 6% q-o-q. The outlook for 1Q prices remains positive during the high demand period for residential heating. Imports Imports of OCTG remain high. During 4Q, import share of OCTG apparent market demand is projected to exceed 50%. OCTG Inventory Overall, OCTG supply chain inventory continues to decline. Months supply is below 6.

Major end markets summary United States Steel Corporation U. S. Steel Europe Segment Sources: Eurofer, USSK Marketing, IHS, Eurometal, Euroconstruct Automotive EU car production reached 18.7 million units in 2016, an increase of 3.5% y-o-y. EU car production is projected to grow by 3.7% y-o-y in 1Q to 5.1 million units. Total V4 car production reached 3.5 million units in 2016, an increase of 4.3% y-o-y. V4 car production is anticipated to increase by 4.0% y-o-y in 1Q close to 1 million units. Appliance The EU appliance sector is projected to grow by 5% y-o-y in 2016. In 1Q, the appliance market is anticipated to decline by 2.1% q-o-q in the EU, but to grow by 0.8% q-o-q in Central Europe as a result of expected stronger residential construction sector performance and increased demand for home appliances in the area. Tin Plate Due to weak results in the European agriculture sector throughout the year and due to seasonal slowdown in 4Q, consumption in the EU in 2016 remained unchanged y-o-y. In 1Q, tin consumption is projected to increase by 9% y-o-y. Construction Total construction output growth in the EU reached 2% in 2016. The growth was driven by both residential and also non-residential sectors. Civil engineering sector has stagnated as most EU structural funds projects had been finalized last year. For 1Q, Eurofer expects 0.6% y-o-y growth of construction sector output. Service Centers Flat steel service centers (SSC) shipments have grown by 1.4% over the first 11 months of 2016 in the EU. Stock volumes within EU SSC are forecasted to return to normal levels after usual destocking process at the end of the year. Strengthened consumption in manufacturing and construction sectors is now being reflected in sales volumes and the market is expected to remain firm for much of 1Q.

U. S. Steel Commercial – Contract vs. Spot Contract vs. spot mix – twelve months ended December 31, 2016 Firm 29% Market Based Quarterly * 22% Flat-Rolled Market Based Monthly * 15% Tubular U. S. Steel Europe Spot 22% Cost Based 10% Contract: 78% Spot: 22% Firm 40% Market Based Quarterly* 2% Spot 36% Cost Based 10% Program 40% Contract: 64% Spot: 36% Market Based Monthly* 12% Spot 60% Program: 40% Spot: 60% United States Steel Corporation Market Based Semi-annual * 2% *Annual contract volume commitments with price adjustments in stated time frame

United States Steel Corporation Other Items Capital Spending 2016 actual $306 million 2017 estimate $475 million Depreciation, Depletion and Amortization 2016 actual $507 million 2017 estimate $460 million Pension and Other Benefits Costs 2016 actual $101 million 2017 estimate $180 million Pension and Other Benefits Cash Payments (excluding voluntary pension contributions) 2016 actual $150 million 2017 estimate $125 million

Safety Performance Rates

Global OSHA Recordable Incidence Rates 2010 through December 2016

73% better than BLS 44% better than AISI



1.20
1.00
0.80
0.60
0.40
0.20
0.00
0.88
0.84
0.94
0.86
0.88
0.76
0.94
2010
2011
2012
2013
2014
2015
2016

Global Days Away From Work Incidence Rates 2010 through December 2016

86%better than BLS 65% better than AISI



0.20
0.15
0.10
0.05
0.00
0.17
0.12
0.11
0.12
0.11
0.13
0.14
2010
2011
2012
2013
2014
2015
2016

Frequency of Injuries (per 200,000 manhours)
Data for 2010 forward includes Lone Star Tubular Operations, Bellville Tubular Operations, Rig Site Services, Tubular Processing Houston, Offshore Operations Houston, and Wheeling Machine Products. Data for 2011 forward includes Transtar. Data for 2010 through 2011 includes U. S. Steel Serbia. Data for 2010 through 2014 includes Canada.
BLS = U.S. Bureau of Labor Statistics
AISI = American Iron and Steel Institute

United States Steel Corporation

Source: Company Filings U. S. Steel Europe Segment U. S. Steel Europe Segment $ / short ton Increased profitability on lower average realized prices United States Steel Corporation

Source: Company Filings Tubular Segment Tubular Segment $ / short ton Margins starting to recover from historic lows United States Steel Corporation

Size range of OCTG and standard and line pipe product capabilities 1” 5” 10” 15” 20” 25” Lone Star, TX #2 Fairfield, AL Lorain, OH #3 Capacity (NT) 750,000 380,000 390,000 Total: 1,520,000 ERW Seamless Tubular Segment Footprint after recently announced facility shutdowns United States Steel Corporation

Flat-Rolled $ Millions Tubular $ Millions Note: For reconciliation of non-GAAP amounts see below Carnegie Way Transformation Improving Earnings Power United States Steel Corporation 2015 EBITDA Commercial Costs & Other Income 2016 EBITDA 2015 EBITDA Commercial Costs & Other Income 2016 EBITDA 2016 vs. 2015 segment EBITDA U. S. Steel Europe $ Millions 2015 EBITDA Commercial Costs & Other Income 2016 EBITDA ($115) Price ($233) Volume ($206) $256 ($236) $162 Volume $67 Price ($143) $55 $124 $265 $62 $28/ton ̶ Carnegie Way Benefits $155/ton ̶ Carnegie Way Benefits Carnegie Way Carnegie Way Carnegie Way $55/ton ̶ Carnegie Way Benefits $155 Volume ($334) Price ($307) $281 $551 $346

United States Steel Corporation Adjusted Results Segment EBITDA – Flat-Rolled ($ millions) YE 2016 4Q 2016 3Q 2016 2Q 2016 1Q 2016 YE 2015 Segment earnings (loss) before interest and income taxes ($3) $65 $114 $6 ($188) ($237) Depreciation 349 82 87 89 91 392 Segment EBITDA $346 $147 $201 $95 ($97) $155 Reconciliation of segment EBITDA Segment EBITDA – Tubular ($ millions) YE 2016 4Q 2016 3Q 2016 2Q 2016 1Q 2016 YE 2015 Segment earnings (loss) before interest and income taxes ($304) ($87) ($75) ($78) ($64) ($179) Depreciation 68 17 17 17 17 64 Segment EBITDA ($236) ($70) ($58) ($61) ($47) ($115) Segment EBITDA – U. S. Steel Europe ($ millions) YE 2016 4Q 2016 3Q 2016 2Q 2016 1Q 2016 YE 2015 Segment earnings (loss) before interest and income taxes $185 $63 $81 $55 ($14) $81 Depreciation 80 20 21 20 19 81 Segment EBITDA $265 $83 $102 $75 $5 $162

United States Steel Corporation Net Earnings and EBITDA Included in Outlook Reconciliation of net earnings to EBITDA included in Outlook ($ millions) FY 2017 Projected net earnings attributable to United States Steel Corporation included in Outlook $535 Estimated income tax expense 60 Estimated net interest and other financial costs 245 Estimated depreciation, depletion and amortization 460 Projected annual EBITDA included in Outlook $1,300

United States Steel Corporation Net Debt Net Debt ($ millions) YE 2016 YE 2015 YE 2014 YE 2013 Short-term debt and current maturities of long-term debt $50 $45 $378 $323 Long-term debt, less unamortized discount 2,981 3,093 3,086 3,576 Total Debt $3,031 $3,138 $3,464 $3,899 Less: Cash and cash equivalents 1,515 755 1,354 604 Net Debt $1,516 $2,383 $2,110 $3,295 Reconciliation of net debt

United States Steel Corporation Adjusted Results ($ millions) FY 2016 4Q 2016 3Q 2016 2Q 2016 1Q 2016 Reported net earnings (loss) ($440) ($105) $51 ($46) ($340) Supplemental unemployment and severance costs and other charges (2) (4) ─ (23) 25 Loss on shutdown of certain tubular pipe mill assets 126 126 ─ ─ ─ Loss on debt extinguishment 22 ─ ─ 24 (2) Granite City Works temporary idling charges 18 18 ─ ─ ─ Impairment of equity investment 12 12 ─ ─ ─ Impairment of intangible assets 14 ─ 14 ─ ─ Adjusted net earnings (loss) ($250) $47 $65 ($45) ($317) Reconciliation of reported and adjusted net earnings (losses)

United States Steel Corporation Adjusted Results ($ per share) FY 2016 4Q 2016 3Q 2016 2Q 2016 1Q 2016 Reported diluted EPS (LPS) ($2.81) ($0.61) $0.32 ($0.32) ($2.32) Supplemental unemployment and severance costs and other charges (0.01) (0.03) ─ (0.16) 0.17 Loss on shutdown of certain tubular pipe mill assets 0.80 0.73 ─ ─ ─ Losses associated with U. S. Steel Canada Inc. ─ ─ ─ ─ ─ Loss on debt extinguishment 0.14 ─ ─ 0.17 (0.03) Granite City Works temporary idling charges 0.11 0.11 ─ ─ ─ Impairment of equity investment 0.08 0.07 ─ ─ ─ Impairment of intangible assets 0.09 ─ 0.08 ─ ─ Loss on retirement of senior convertible notes ─ ─ ─ ─ ─ Postemployment benefit actuarial adjustment ─ ─ ─ ─ ─ Deferred tax asset valuation allowance ─ ─ ─ ─ ─ Adjusted diluted EPS (LPS) ($1.60) $0.27 $0.40 ($0.31) ($2.18) Reconciliation of reported and adjusted diluted EPS (LPS)

United States Steel Corporation Adjusted Results ($ millions) FY 2016 4Q 2016 3Q 2016 2Q 2016 1Q 2016 Reported net earnings (loss) ($440) ($105) $51 ($46) ($340) Income tax provision (benefit) 24 (2) 19 (7) 14 Net interest and other financial costs 251 43 62 81 65 Reported earnings (loss) before interest and income taxes ($165) ($64) $132 $28 ($261) Depreciation, depletion and amortization expense 507 123 126 129 129 EBITDA $342 $59 $258 $157 ($132) Supplemental unemployment and severance costs and other charges (2) (4) ─ (23) 25 Loss on shutdown of certain tubular pipe mill assets 126 126 ─ ─ ─ Granite City Works temporary idling charges 18 18 ─ ─ ─ Impairment of equity investment 12 12 ─ ─ ─ Impairment of intangible assets 14 ─ 14 ─ ─ Adjusted EBITDA $510 $211 $272 134 ($107) Reconciliation of adjusted EBITDA